UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2017

CAVITATION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53239	20-4907818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10019 Canoga Ave.
Chatsworth, California 91311
(Address of principal executive offices including zip code)

(818) 718-0905
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed in the Cavitation Technologies, Inc. (the “Company”) Current Report on Form 8-K filed on October 25, 2017 (the “Initial Form 8-K”), the Company requested that its independent accountants furnish, as promptly as possible, a letter addressed to the Securities and Exchange Commission stating whether the independent accountants agree with the statements made in the Initial Form 8-K in response to Item 4.02. The Company is filing this Current Report on Form 8-K/A (Amendment No. 1) to include the Company’s independent accountants’ letter as exhibit 16.1 to this Form 8-K/A, which letter is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibits.

16.1	Letter from Weinberg & Company, P.A. dated December 12, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 14, 2017

	By:	/s/ Igor Gordonitsky
Igor Gordonitsky
President Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibits.

16.1	Letter from Weinberg & Company, P.A. dated December 12, 2017